NEW ACCOUNTING STANDARDS	12 Months Ended
Dec. 31, 2021
NEW ACCOUNTING STANDARDS
NEW ACCOUNTING STANDARDS

4.           NEW ACCOUNTING STANDARDS

Property, Plant and Equipment — Proceeds before Intended Use

On January 1, 2021, the Corporation early adopted IAS 16, Property, Plant and Equipment: Proceeds before Intended Use, retrospectively to January 1, 2020. The amended standard prohibits deducting from the cost of mineral properties, plant and equipment amounts received from selling items produced while preparing the asset for its intended use. With the adoption of the amended standard, proceeds from sales of concentrate and related costs while bringing the mine in a condition necessary for it to be capable of operating in the manner intended by management are recognized in profit or loss in accordance with applicable standards. The Corporation measures the cost of the concentrate sold applying the measurement requirements of IAS 2. There was no impact of this adoption on the comparative figures presented for the year ended December 31, 2020.

LIBOR settings are currently scheduled to cease publication after June 30, 2023. The Corporation and the Offtaker will use an agreed industry standard alternative benchmark interest rate and expect to transition to the alternative rate as widespread market practice is established (Note 12).

There are no other IFRS’s or International Financial Reporting Interpretations Committee interpretations that are not yet effective or early adopted that are expected to have a material impact on the Corporation.